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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                          AMENDMENT TO CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Amendment -- August 12, 1996



                               UNC INCORPORATED
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            (Exact name of registrant as specified in its charter)



  Delaware                         1-7795                      54-1078297
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  (State of                   (Commission                    (IRS Employer
Incorporation)                 File Number)               Identification No.)


175 Admiral Cochrane Drive       Annapolis, Maryland         21401-7394
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(Address of principal executive offices)                     (Zip Code)


                               (410) 266-7333
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             (Registrant's telephone number, including area code)


                                Not Applicable
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                               (Former Address)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 11, 1996, the registrant filed a Current Report on Form 8-K to report its acquisition of substantially all of the assets and business of Garrett Aviation Services. The audited financial statements with respect to the operations of the Garrett Aviation Services business prior to its divestiture by AlliedSignal were not available at the time the Current Report on Form 8-K was filed. The Company is filing these financial statements as an amendment to its original Current Report on Form 8-K pursuant to this Form 8-K/A Amendment to Current Report in accordance with Item 7(a)(4) of the instructions to Current Report on Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     The following financial statements are hereby filed in this Form 8-K/A Amendment to Current Report:


Exhibit No.              Description of Exhibit
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    1                    The audited statements of earnings and cash flows of
                         certain of the hanger facilities of AlliedSignal
                         Engines - Hanger Operations (a division of
                         AlliedSignal Inc.) for the six months ended June 30, 1994 and for the year ended December 31, 1993.


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                                UNC INCORPORATED
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                               S I G N A T U R E
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNC INCORPORATED


                              By: /s/ Robert L. Pevenstein
                                 -------------------------------
                                 Robert L. Pevenstein
                                 Senior Vice President and
                                    Chief Financial Officer


Date:  August 12, 1996